Summary prospectus supplement	October 15, 2010

Putnam Global Equity Fund
Putnam Global Income Trust
Putnam International Equity Fund

The summary prospectus for each fund listed above is supplemented to reflect that shares of the fund purchased on or after November 1, 2010 are not subject to the 1% redemption fee (also known as a short-term trading fee) identified in the Shareholder fees table in the Fees and expenses section.

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